EXHIBIT 99.3

                               AMENDMENT NO. 9 TO
                           AMENDED AND RESTATED BYLAWS
                             OF PTEK HOLDINGS, INC.
                           (Effective January 3, 2005)

     Article One, Section 1.1 is hereby deleted in its entirety, and the following Article One, Section 1.1 is hereby substituted in its place:

"1.1     Name.  The name of the Corporation is Premiere Global Services, Inc."